SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

19. SUBSEQUENT EVENTS

On October 21, 2022, the Company received two separate letters and on November 4, 2022, the Company received one letter from purported stockholders demanding that the Company amend the Registration Statement filed with the SEC on October 14, 2022 to provide additional disclosures that such stockholders allege were improperly omitted from the Registration Statement, including information regarding the financial projections for Carisma, the financial analyses performed by the Company’s financial advisor in support of its fairness opinion, and the background and process leading to the execution of the Merger Agreement. The Company believes that these demands are without merit and intends to vigorously defend against them. At this time, no assessment can be made as to the likely outcome or whether the outcome will be material to the Company.

20. SUBSEQUENT EVENTS

On January 7, 2022, the FDA granted the Company’s request for a Type C Meeting (“Type C Meeting”) to discuss the study protocol for an additional Phase 3 clinical trial that the Company plans to conduct for potential resubmission of a BLA for Vicineum™ for the treatment of BCG-unresponsive NMIBC. The Type C Meeting has been scheduled for March 28, 2022.

On January 24, 2022, the Company received written notice (the “Notice”) from Nasdaq indicating that the Company is not in compliance with the $1.00 minimum bid price requirement for continued listing on The Nasdaq Global Market, as set forth in Nasdaq Listing Rule 5450(a)(1). The Notice has no effect at this time on the listing of the Company’s common stock (the “Common Stock”), which continues to trade on The Nasdaq Global Market under the symbol “SESN”. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days, or until July 25, 2022, to regain compliance with the minimum bid price requirement. To regain compliance, the closing bid price of the Company’s Common Stock must meet or exceed $1.00 per share for a minimum of ten consecutive business days during this 180-day period.

If the Company is not in compliance by July 25, 2022, the Company may qualify for a second 180 calendar day compliance period. If the Company does not qualify for, or fail to regain, compliance during the second compliance period, then Nasdaq will notify the Company of its determination to delist the Company’s common stock, at which point the Company would have an opportunity to appeal the delisting determination to a Nasdaq hearings panel.

The Company intends to actively monitor the closing bid price of the Company’s common stock and may, if appropriate, consider implementing available options to regain compliance with the minimum bid price requirement under the Nasdaq Listing Rules.

As previously announced, the Company’s Board of Directors (the “Board”) initiated an independent internal review conducted by outside counsel with the assistance of subject matter experts focusing on the conduct of, and data generated from, the clinical trials of Vicineum for the treatment of BCG-unresponsive NMIBC, and the overall safety of Vicineum (the “Review”). The Review took place over the course of five months, involved full cooperation from the Company’s management team, a review of more than 600,000 documents, and 39 interviews of current and former employees and consultants. It is now complete. As a result of the Review, the Board continues to fully support the Company’s current management team and believes no changes or amendments relating to the Company’s prior disclosures to the SEC or the FDA relating to Vicineum, the Phase 3 VISTA trial for Vicineum for the treatment of BCG-unresponsive NMIBC, or the BLA for Vicineum are warranted. The Company intends to work cooperatively with the FDA in preparing for an additional Phase 3 clinical trial for Vicineum.